UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2022

Maxpro Capital Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40857	87-1015109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5/F-4, No. 89

Songren Road, Xinyi District

Taipei City, Taiwan 11073

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +886 2 7713 7952

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	JMACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	JMAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	JMACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, on September 14, 2022, Maxpro Capital Acquisition Corp. (“Maxpro”), a Delaware corporation, entered into a Business Combination Agreement (the “Business Combination Agreement”) by and among Maxpro, Apollomics Inc., a Cayman Islands exempted company (“Apollomics”), and Project Max SPAC Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Apollomics.

On October 13, 2022, Maxpro issued a promissory note (the “Note”) in the principal amount of $1,035,000 to MP One Investment LLC (the “Sponsor”) in connection with the Extension (as defined below). The Note bears no interest and is due and payable upon the earlier to occur of (i) the date on which Maxpro’s initial business combination is consummated and (ii) the liquidation of Maxpro on or before January 13, 2023 (unless extended to April 13, 2023 in connection with a second three-month extension pursuant to Maxpro’s governing documents, or such later liquidation date as may be approved by Maxpro’s stockholders). At the election of the Sponsor, the unpaid principal amount of the Note may be converted into units of Maxpro (the “Conversion Units”) and the total Conversion Units so issued shall be equal to: (x) the portion of the principal amount of the Note being converted divided by (y) the conversion price of ten dollars ($10.00), rounded up to the nearest whole number of Conversion Units.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 8.01 Other Events.

On October 14, 2022, Maxpro issued a press release announcing that the Sponsor deposited an additional payment in the aggregate amount of $1,035,000 (representing $0.10 per public share) (the “Extension Payment”) into Maxpro’s trust account for its public stockholders. This deposit enables Maxpro to extend the date by which Maxpro has to complete its initial business combination from October 13, 2022 to January 13, 2023 (the “Extension”). The Extension is the first of two three-month extensions permitted under Maxpro’s governing documents and provides Maxpro with additional time to complete its initial business combination.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Important Additional Information About the Business Combination and Where to Find It

As previously disclosed, Apollomics intends to file the Registration Statement with the SEC, which will include a proxy statement/prospectus and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of Maxpro’s common stock in connection with Maxpro’s solicitation of proxies for the vote by Maxpro’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of Apollomics to be issued in the Business Combination. Maxpro’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the Business Combination, as these materials will contain important information about Apollomics, Maxpro and the Business Combination. Before making any voting or investment decision, investors and stockholders of Maxpro are urged to carefully read the entire Registration Statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the Business Combination. The documents filed by Maxpro with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov, or by directing a request to Maxpro Capital Acquisition Corp., 5/F-4, No. 89, Songren Road, Xinyi District, Taipei City, Taiwan 11073, Attention: Secretary; telephone: +886 2 7713 7952.

Participants in Solicitation

Maxpro and its directors and executive officers may be deemed participants in the solicitation of proxies from its stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Maxpro will be included in the proxy statement/prospectus for the Business Combination when available at www.sec.gov. Information about Maxpro’s directors and executive officers and their ownership of Maxpro’s common stock is set forth in Maxpro’s Annual Report on Form 10-K, filed with the SEC on March 31, 2022, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the Registration Statement when it becomes available. These documents can be obtained free of charge from the source indicated above.

Apollomics and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Maxpro in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the Registration Statement when it becomes available.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, Maxpro’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in Maxpro’s filings with the Securities and Exchange Commission (the “SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of Maxpro, including those set forth in the Risk Factors section of Maxpro’s registration statement and prospectus for Maxpro’s initial public offering filed with the SEC, Maxpro’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, Maxpro’s Quarterly Reports on Form 10-Q and other filings with the SEC. Maxpro undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K also shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Promissory Note, dated October 13, 2022

99.1	Press Release, dated October 14, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXPRO CAPITAL ACQUISITION CORP.

	By:	/s/ Hong - Jung (Moses) Chen
		Name:	Hong - Jung (Moses) Chen
		Title:	Chief Executive Officer

Dated: October 14, 2022